Exhibit 1.01

The Shyft Group, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2022

This report for the calendar year ended December 31, 2022, is presented pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the "Rule"). The Rule was adopted by the Securities and Exchange Commission ("SEC") to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 ("Dodd-Frank Act"). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain tantalum, tin, tungsten, or gold, which are necessary to the functionality or production of their products. The term "Conflict Minerals" is defined as columbite-tantalite (coltan), cassiterite, gold, wolframite, tantalum, tin, tungsten, and any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo (DRC) or an adjoining country. The term "3TG" is defined as tantalum, tin, tungsten, and gold and their compounds.

If a registrant can establish that the 3TG in their supply chain originated from sources other than the Democratic Republic of the Congo or an adjoining country, as defined by the SEC (the "Covered Countries"), or from recycled and scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry ("RCOI") that the registrant completed.

If a registrant has reason to believe that any of the 3TG in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals' source and chain of custody. The registrant must annually submit a Conflict Minerals Report ("CMR") to the SEC that includes a description of those due diligence measures.

Company Overview

The Shyft Group, Inc. (“Shyft,” “we,” “us” or “our”) is a niche market leader in specialty vehicle manufacturing and assembly for the commercial vehicle (including last-mile delivery, specialty service, and vocation-specific upfit segments) and recreational vehicle industries. Our products include walk-in vans and truck bodies used in e-commerce/parcel delivery, upfit equipment used in the mobile retail and utility trades, luxury Class A diesel motor home chassis, and contract manufacturing and assembly services. We also supply replacement parts and offer repair, maintenance, field service, and refurbishment services for the vehicles that we manufacture as well as truck accessories. Our operating activities are conducted through our wholly-owned operating subsidiaries, including The Shyft Group USA, Inc., with locations in Michigan, Indiana, Maine, Pennsylvania, Florida, Missouri, California, Arizona, Tennessee, Texas, and Mexico.

Conflict Minerals Policy

Shyft and its subsidiaries endeavor to maintain the highest standards of ethical conduct and integrity in all areas of their business activities.

On August 22, 2012, the SEC adopted final rules to implement reporting and disclosure requirements related to "conflict minerals," as directed by the Dodd-Frank Act. We are committed to working closely with our supply chain to ensure we fully comply with the requirements set forth in Section 1502 of the Dodd-Frank Act. We have implemented the Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and are utilizing the conflict minerals reporting template (CMRT) owned by the Responsible Minerals Initiative (RMI), for exercising due diligence within our supply chain.

We do not knowingly source any product containing Conflict Minerals and we continue to work on our due diligence process to verify that the components we source do not contain Conflict Minerals. We have requested that our suppliers commit to responsible sourcing of 3TG used in the production of components supplied to us. We expect our suppliers to have in place policies and due diligence measures that will enable us to reasonably assure that products and components supplied to us containing 3TG are DRC conflict free. Our suppliers are requested to perform due diligence to determine the source of any 3TG that are contained in the components that they supply to us. Our suppliers’ due diligence must include, where applicable, completion of the RMI Conflict Minerals reporting CMRT.

Our Conflict Minerals policy is posted on our website at http://www.theshyftgroup.com/about-us/supplier-info/.

RCOI & Due Diligence

Our due diligence measures have been designed to conform with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the related Supplements for Gold and for Tin, Tantalum and Tungsten ("OECD Guidance").

Supply Chain

We rely on our direct suppliers to provide information on the origin of 3TG contained in components and materials supplied to us, including sources of 3TG that are supplied to them from lower tier suppliers. We have requested that our suppliers commit to the responsible sourcing of Conflict Minerals used in the production of components supplied to us. Our suppliers have been requested to perform due diligence to determine the source of any Conflict Minerals that are contained in the components that they supply to us. Our suppliers' due diligence must include, where applicable, completion of the CMRT. The CMRT was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company's supply chain. It includes questions regarding a company's conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the CMRT contains questions about the origin of Conflict Minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool are available on RMI's website.

For the 2022 reporting year, all of our relevant suppliers were asked to complete the CMRT. This is a requirement set forth in all of our supplier contract agreements.

Due Diligence Process

We reviewed the components that are included in the products that we manufacture and supply that could contain 3TG that is necessary to the functionality or production of our products. Our due diligence measures have been designed to conform with the framework in the OECD Guidance.

Step One: Establish Strong Company Management Systems

Internal Team

At our corporate level, we have a cross-functional team, supplemented by a third-party consulting subject matter expert, to administer our program. This team is responsible for our Conflict Minerals policy and providing support and instructions regarding the due diligence measures to be followed for each of our divisions.

Supplier Engagement

We have a robust supplier management plan for new and existing suppliers for Conflict Minerals. Existing suppliers are required to comply with Shyft’s Global Supplier Standards Manual and Shyft’s Terms and Conditions, both of which include Conflict Minerals reporting requirements. Our internal supplier management processes also ensure supplier compliance with Conflict Minerals reporting requirements with key suppliers who are party to long-term agreements.

Grievance Mechanism

We maintain an ethics hotline, accessible at www.theshyftgroup.com, through which a party, including Shyft employees and suppliers, may submit reports or concerns regarding compliance, including with respect to Conflict Minerals.

Step Two: Identify and Assess Risk in the Supply Chain

All of our relevant suppliers were identified for inclusion in our 2022 RCOI. We rely on these suppliers, whose components we believe may contain 3TG, to provide us with information about the source of Conflict Minerals, if any, contained in the components supplied to us. Our direct suppliers are similarly reliant upon information provided by their suppliers.

We assess risk by reviewing the suppliers' responses provided in their respective CMRTs for risk indicators. Risk indicators identified from the CMRT reports are then communicated back to our suppliers for awareness and continuous improvement in future Conflict Minerals reporting requirements.

Step Three: Design and Implement a Strategy to Respond to Risks

Relevant suppliers are mandated to provide a CMRT for each reporting year. Supplier CMRTs are evaluated against a set list of data quality standards. Any discrepancies identified are sent back to the supplier for further investigation and corrective action.

Step Four: Carry Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not typically have a direct relationship with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain. We do track all smelters that have been audited via the RMI.

Step Five: Report on Supply Chain Due Diligence

We conducted a survey of those suppliers described above using the CMRT. The CMRT was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company's supply chain. It includes questions regarding a company's conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the CMRT contains questions about the origin of 3TG included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on RMI's website. The CMRT is being used by many companies in their due diligence processes related to Conflict Minerals.

It is our goal to continue to work with our suppliers to educate them on Conflict Minerals requirements so that we can have a marked improvement in response rate. For the 2022 reporting year, we received responses from suppliers representing 60% of our material spend. The data collected included the names of 451 entities listed by our suppliers as smelters or refiners. 228 of these entities were identified as validated to be Conflict-Free by the RMI. We compared these facilities to the RMI list of smelters and confirmed that the facilities identified as Conflict-Free were listed by RMI.

The large majority of the responses received provided data at a company or divisional level or were unable to specify the smelters or refiners used. We are unable to determine whether any of the 3TG reported by our suppliers was contained in components or parts supplied to us or to validate that any of these smelters or refiners are actually in our supply chain. Requesting that our suppliers complete the CMRT regarding information about 3TG smelters and refiners in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of the 3TG in our supply chain.

We remain committed to this process and will continue to refine and enhance our Conflict Minerals due diligence program. Based on the information obtained through our RCOI and the due diligence process, we do not have sufficient information to ascertain the country of origin of the 3TG used in our products.

Below is the list of smelters and refiners that were provided by responding suppliers or otherwise obtained through our due diligence process. Since reporting was completed at a company level, we cannot determine with certainty that these are used in our supply chain.

Metal	Smelter Name	Smelter Country	Smelter Identification
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Agosi AG	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058
Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA	CID000059
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Asahi Pretec Corp.	JAPAN	CID000082
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Tantalum	Asaka Riken Co., Ltd.	JAPAN	CID000092
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Gold	Aurubis AG	GERMANY	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden AB	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	Caridad	MEXICO	CID000180
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Gold	Chimet S.p.A.	ITALY	CID000233
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Gold	Chugai Mining	JAPAN	CID000264
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291
Tin	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	PT Premium Tin Indonesia	Indonesia	CID000313
Tin	CV United Smelting	INDONESIA	CID000315
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343

Metal	Smelter Name	Smelter Country	Smelter Identification
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	DODUCO Contacts and Refining GmbH	GERMANY	CID000362
Tin	Dongguan City Xida Soldering Tin Products Co.	CHINA	CID000376
Gold	Dowa	JAPAN	CID000401
Tin	Dowa	JAPAN	CID000402
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tin	Fenix Metals	POLAND	CID000468
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Gejiu Yunxi Group Corp.	CHINA	CID000553
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tantalum	Global Advanced Metals	UNITED STATES	CID000564
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	CID000568
Gold	Guangdong Hua Jian Trade Co., Ltd.	CHINA	CID000605
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616
Tin	Guangxi Nonferrous Metals Group	CHINA	CID000626
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA	CID000628
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Tantalum	H.C. Starck Group	GERMANY	CID000654
Gold	Hang Seng Technology	CHINA	CID000670
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID000683
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711
Tin	Hezhou Jinwei Tin Co., Ltd.	CHINA	CID000720
Tantalum	Hi-Temp	UNITED STATES	CID000731
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767

Metal	Smelter Name	Smelter Country	Smelter Identification
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Gold	Jinlong Copper Co., Ltd.	CHINA	CID000909
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc	KAZAKHSTAN	CID000957
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tantalum	AMG Brasil	BRAZIL	CID001076
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA	CID001098
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Materials Eco-Refining Co., Ltd.	JAPAN	CID001112
Gold	Materion	UNITED STATES OF AMERICA	CID001113

Metal	Smelter Name	Smelter Country	Smelter Identification
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001172
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175
Tin	Ming Li Jia smelt Metal Factory	CHINA	CID001177
Tin	Minsur	PERU	CID001182
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Tantalum	NPM Silmet AS	ESTONIA	CID001200
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
Gold	Nyrstar Metals	UNITED STATES OF AMERICA	CID001313
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Gold	PAMP S.A.	SWITZERLAND	CID001352
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Tantalum	Plansee	AUSTRIA	CID001368
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397

Metal	Smelter Name	Smelter Country	Smelter Identification
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Bangka Tin Industry	Indonesia	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Karimun Mining	INDONESIA	CID001448
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482
Tin	PT Timah Nusantara	INDONESIA	CID001486
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tommy Utama	INDONESIA	CID001493
Gold	PX Precinox S.A.	SWITZERLAND	CID001498
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522
Gold	Royal Canadian Mint	CANADA	CID001534
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	CID001605
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	CID001606
Gold	Shandong Hengbang Smelter Co., Ltd.	CHINA	CID001612
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622

Metal	Smelter Name	Smelter Country	Smelter Identification
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CHINA	CID001692
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA	CID001694
Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA	CID001731
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Sino-Platinum Metals Co., Ltd.	CHINA	CID001745
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Tin	Soft Metais Ltda.	BRAZIL	CID001758
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA	CID001822
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tin	Thaisarco	THAILAND	CID001898
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916
Tin	TIN PLATING GEJIU	CHINA	CID001932
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA	CID001954
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA	CID002009
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044

Metal	Smelter Name	Smelter Country	Smelter Identification
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA	CID002057
Gold	Wuzhong Group	CHINA	CID002063
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA	CID002090
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	CHINA	CID002095
Tin	XURI	CHINA	CID002099
Gold	Yamakin Co., Ltd.	JAPAN	CID002100
Tin	Yifeng Tin	CHINA	CID002121
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Tin	Yuecheng Tin Co., Ltd.	CHINA	CID002147
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Yunnan Chengo Electric Smelting Plant	CHINA	CID002162
Tin	Yunnan Copper Zinc Industry Co., Ltd.	CHINA	CID002164
Tin	Yunnan Industrial Co., Ltd.	CHINA	CID002173
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CHINA	CID002195
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	CID002205
Gold	Zhongkuang Gold Industry Co., Ltd.	CHILE	CID002214
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA	CID002219
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CHINA	CID002221
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Zhuhai toxic materials Monopoly Ltd.	CHINA	CID002231
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA	CID002274
Tin	LIAN JING	CHINA	CID002281
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	SAFINA A.S.	CZECHIA	CID002290
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA	CID002309
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318

Metal	Smelter Name	Smelter Country	Smelter Identification
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tin	Sigma Tin Alloy Co., Ltd.	CHINA	CID002408
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA	CID002491
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA	CID002519
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA	CID002529
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tantalum	KEMET de Mexico	MEXICO	CID002539
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544
Tantalum	TANIOBIS GmbH	GERMANY	CID002545

Metal	Smelter Name	Smelter Country	Smelter Identification
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Sudan Gold Refinery	SUDAN	CID002567
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568
Tin	CV Ayi Jaya	Indonesia	CID002570
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584
Gold	Industrial Refining Company	BELGIUM	CID002587
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	PT Rajehan Ariq	INDONESIA	CID002593
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	Marsam Metals	BRAZIL	CID002606
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CHINA	CID002614
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA	CID002635
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA	CID002644
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	CID002645
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649

Metal	Smelter Name	Smelter Country	Smelter Identification
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750
Tin	Super Ligas	BRAZIL	CID002756
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760
Gold	SAAMP	FRANCE	CID002761
Gold	L'Orfebre S.A.	ANDORRA	CID002762
Gold	8853 S.p.A.	ITALY	CID002763
Gold	Italpreziosi	ITALY	CID002765
Tin	Metallo Belgium N.V.	BELGIUM	CID002773
Tin	Metallo Spain S.L.U.	SPAIN	CID002774
Tin	PT Bangka Prima Tin	Indonesia	CID002776
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Tin	Chofu Works	CHINA	CID002786
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002819
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	CID002834
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF	CID002847
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849

Metal	Smelter Name	Smelter Country	Smelter Identification
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	Sai Refinery	INDIA	CID002853
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Gold	Bangalore Refinery	INDIA	CID002863
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	Morris and Watson	AUSTRALIA	CID002866
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	CID002870
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	JALAN & Company	INDIA	CID002893
Gold	Al Ghaith Gold	UNITED ARAB EMIRATES	CID002899
Gold	Hung Cheong Metal Manufacturing Limited	CHINA	CID002904
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920
Gold	Safimet S.p.A	ITALY	CID002973
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	CID003182
Gold	African Gold Refinery	UGANDA	CID003185
Gold	Gold Coast Refinery	GHANA	CID003186
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	CID003195
Tin	PT Bangka Serumpun	INDONESIA	CID003205
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	PT Masbro Alam Stania	INDONESIA	CID003380
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382

Metal	Smelter Name	Smelter Country	Smelter Identification
Gold	Sovereign Metals	INDIA	CID003383
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	CID003388
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	CID003401
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	CID003402
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	CID003417
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	CID003421
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Gold	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	K.A. Rasmussen	NORWAY	CID003497
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Tin	CRM Synergies	SPAIN	CID003524
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	CID003529
Gold	Sellem Industries Ltd.	MAURITANIA	CID003540
Gold	MD Overseas	INDIA	CID003548
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583

Metal	Smelter Name	Smelter Country	Smelter Identification
Tungsten	Fujian Xinlu Tungsten	CHINA	CID003609
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614
Gold	WEEEREFINING	FRANCE	CID003615
Gold	Value Trading	BELGIUM	CID003617
Gold	Gold by Gold Colombia	COLOMBIA	CID003641
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662
Gold	Dongwu Gold Group	CHINA	CID003663
Tin	DS Myanmar	MYANMAR	CID003831
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868
Tantalum	5D Production OU	ESTONIA	CID003926
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978
Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic Of	CID004060

Our efforts to determine the mine or location of origin of the 3TG used in our products consisted of the due diligence measures described in this report. In particular, because independent third-party audit programs validate whether sufficient evidence exists regarding country, mine and/or location of origin of the 3TG that the audited smelter or refiner facilities have processed, we relied on the information made available by such programs for the smelters and refiners in our supply chain. We were unable to ascertain the country of origin and/or chain of custody of all necessary 3TG processed by these facilities for this reporting period.